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                                                                    Exhibit-10.4

                        Amendment to Employment Agreement

         Pursuant to the approval of the Company's Human Resources Committee and in consideration of the mutual covenants herein, the Employment Agreement of Gary W. Loveman dated May 4, 1998, is amended as follows:

         1.       Paragraph 5 is amended to read:

                  "5.      Term.  The term of this Agreement shall be four
                           (4) years, beginning May 4, 1998 and ending May 3, 2002."

         2. The Salary Continuation Period referred to in paragraph 6 is changed to 18 months.

         IN WITNESS WHEREOF, the parties have executed this Amendment this 26th day of April 2000.

Executive:                                  Harrah's Entertainment, Inc.


/s/ GARY W. LOVEMAN                     By:  /s/ MARILYN G. WINN
--------------------                         --------------------------
Gary W. Loveman                              Title:  Senior Vice President,
                                                     Human Resources